                          DECLARATION OF COMMENCEMENT
                                   OF LEASE


WHEREAS, SHERIDAN IRVING, L.P., hereinafter known as Landlord, and SPR Inc. Hereinafter known as Tenant, did enter into that certain Lease dated January 26, 1998 and as amended on March 16, 1998 covering leased premises of 7,526 rentable square feet located in Suite 600 at 800 West Airport Freeway, Irving, Texas 75062, and

NOW THEREFORE, Landlord and Tenant do agree and declare that the Commencement Date of said Lease is hereby set as April 1, 1998: the stated sixty (60) month
                                    -------------
term of said Lease expires on March 31, 2003. Rental shall commence to be due
                              --------------
and payable on April 1, 1998.
               --------------

AS, Tenant is obligated to obtain certain insurance under the Lease, a Certificate of Insurance is hereby provided by Tenant attached to this
Declaration:

Agreed and accepted this 14th day of April 1998.

LESSEE:                                     SHERIDAN IRVING, L.P.
                                            By: Sheridan Mgmt. Corp., G.P.





BY: [ILLEGIBLE]^^                           BY: /s/ Laurie M. Adams
   -------------------------                   --------------------


BY:_________________________                BY: Laurie M. Adams, Vice President
                                                -------------------------------

                              The Sheridan Group

User:  SHERRI                  Occupant Ledger           Page: 3

Unit Reference Number: 301-600      Occupant Type: Current


                                Charge Schedule
----------  -------------------  ---------------  -------------  -------------  -------------
Charge           Charge              Charge            Start           Stop          Charge
 Code           Description         Frequency          Date            Date          Amount
----------  -------------------  ---------------  -------------  -------------  -------------
  RNT             Monthly Rent          M            4/01/98         3/31/01        6,738.61
  RNT             Monthly Rent          M            3/01/01                        6,942.19
This tenant has no lease options.


                             Chronological History

 -----   -----    -----------------------------------    --------------   --------------
 Date     Code        Description                             Amount           Balance
 -----   -----    -----------------------------------    --------------   --------------
2/05/98   SDA     Pymt. Batch 435 Check 17769               (6,738.61)       (6,738.61)
2/05/98   SDA     Security Deposit Adjustment                6,738.61             0.00
3/01/98   RNT     Monthly Rent                               6,738.61         6,738.61
3/20/98   RNT     Billing Adjustment                        6,7381.61)            0.00
3/30/98   OCR     Rea. Batch 435 Check 17769                (6,738.61)       (6,738.61)
3/30/98   SDA     Rea. Batch 435 Check 17769                 6,738.61             0.00
3/30/98   SDA     Pymt. Batch 736 Check 18377                6,942.19        (6,942.19)
3/30/98   SDA     Security Deposit Adjustment                6,942.19             0.00
4/01/98   RNT     Monthly Rent                               6,738.61         6,738.61
4/07/98   KEY     Locks and Keys                               125.78         6,864.39
4/08/98   SEC     Access Card                                   10.00         6,874.39
4/13/98   SDA     Pymt. Batch 857 Check 18562               (6,738.61)          135.78
4/14/98   OCR     Deposit Decrease Pmt. SDA                 (6,738.61)       (6,602.83)
4/16/98   KEY     Locks and Keys                                85.52        (6,517.31)
5/01/98   RNT     Monthly Rent                               6,738.61           221.30
5/01/98   TI      Change Order N. Chavez Lewis               1,256.78         1,478.08
6/01/98   RNT     Monthly Rent                               6,738.61         8,216.69
6/05/98   SIG     Access Cards 6 & $10 each                     60.00         8,276.69
6/08/98   KEY     Pymt. Batch 117 Check 19295               (6,959.91)        1,316.78
7/01/98   RNT     Monthly Rent                               6,738.61         8,055.39
7/06/98   RNT     Pymt. Batch 233 Check 19685               (8,055.39)            0.00

     SPR INC.                                                                                            017769
---------------------------------------------------------------------------------------------------------------
  YOUR INVOICE NO.    INVOICE DATE       AMOUNT                   DISCOUNT        NET AMOUNT    CHECK TOTAL
---------------------------------------------------------------------------------------------------------------

                                     SHERIDAN IRVING, L.P.
                                     1800 GLEARM PL.
                                     $6,738.61
                                     DEPOSIT


[LOGO] SPR INC.                                                CHECK NO. 017769


                                                                DATE 2-1-98
                                                            -------------------
                                                              AMOUNT OF CHECK
                                                               $6,738.61****
                                                            -------------------
         PAY TO THE ORDER OF

         SHERIDAN IRVING, L.P.
         1800 GLENARM PLACE #700
         DENVER CO   80202                           /s/ Stephen T. Gambill
                                                   ---------------------------

    AMERICAN NATIONAL BANK   2-77/710
      & TRUST CO. OF CHICAGO                        /s/  [ILLEGIBLE]^^
                                                   ---------------------------

    SPR INC.                                                                             018377
-----------------------------------------------------------------------------------------------
 YOUR INVOICE NO.      INVOICE DATE      AMOUNT     DISCOUNT      NET AMOUNT    CHECK TOTAL
-----------------------------------------------------------------------------------------------
 DEPOSIT                3/25/98        6,942.19         .00        6,942.19
 APR98 RENT             3/25/98        3,410.00         .00        3,410.00
      TOTALS                          10,352.19         .00                      10,352.19




[LOGO] SPR INC.

                            Suite 407                          CHECK NO. 018377
                         7616 LBJ Freeway
                         Dallas TX 75251
                                                           DATE 3/26/98
                                                           -------------------
                                                             AMOUNT OF CHECK
                                                               $10,352.19**
                                                           -------------------
           PAY TO THE ORDER OF


      SHERIDAN IRVING, L.P.
      1800 GLENARM PLACE                                   ____________________
      SUITE 700
      DENVER           CO  80202
          AMERICAN NATIONAL BANK 2-77/710
           & TRUST CO. OF CHICAGO                           /s/ [ILLEGIBLE]^^
                                                           -------------------

7/28/98                       The Sheridan Group               1:28 pm

User: SHERRI                    Occupant Ledger              Page:   1

Unit Reference Number: 301-600      Occupant Type: Current
Property Name        : Sheridan Irving, LP         ID:       1057102000584
---------------------------------------------------------------------------
Company Name    :  SPR, Inc.                  Phone Number :
Address 1       :  800 W. Airport Freeway     Unit Number  : 600
Address 2       :  Suite 600
City, State Zip :  Irving, TX  75062
D/B/A Name      :

Open Items      :               0.00
Open Credits    :  -            0.00
                   =================
Current Balance :  =            0.00

Contact           :                           Percentage Lease     : No
Security Deposit  :         6,942.19          Percentage                  0.00
Other Deposit     :             0.00          Base Sales Amount           0.00
Square Feet (GLA) :           0               Billing Month        :  0
Usable  Sq. Ft.   :           0               Annual Sales                0.00
Gross   Sq. Ft.   :           0
Prorata Sq. Ft.   :           0

Parking Information :
Number of Reserved Parking Spaces : 0
Storage Space     : n
------------------------------------------------------------------------------

                                     --------------[ Bill To ]----------------
Effective Date    : 3/01/98
Expiration Date   : 2/28/03
Move-In Date      : 3/01/98
Move-Out Date     :
Option Date       : 2/28/03          -----------------------------------------

                                     ---------  Commission Info ---------
Lease Term        :
Lease Type        :                  Standard  :  y
Base Year         : 98               Amount    :        0.00
Base Year Rent    :     0.00         Agent :

----------------------- Concession Information -------------------------------
                                   Term               Amount
Free Rent        : n             0                          0.00
Lease Buyout     : n             0                          0.00
Moving Expenses  : n                                        0.00
Other            : n                                        0.00
--- Tenant Improvement Allowances ---
Standard Allowance Per S.F. :         0
Excess Allowance Per S.F.   :         0
 Comments:

SALLIS COMMERCIAL

R e a l  E s t a t e,  I n c .



February 5, 1998


Mr. Stephen Gambill
SPR Inc.
2015 Spring Road, 7/th/ floor
Oak Brook, IL 60523

Dear Stephen:

As stated in Exhibit "C" in the lease document between Sheridan Irving, L.P. ("Landlord") and SPR Inc. ("Tenant"), Tenant has a Right of First Refusal on the adjacent 2,640 rentable square feet on the 6/th/ floor. Please be advised that a letter of intent for that remaining space has been received and reviewed by Landlord and such terms have been deemed acceptable.

Tenant shall have until Tuesday, February 10, 1998 to accept or reject the space. No response from Tenant by February 10, 1998 will be deemed a rejection of the space and Landlord will be free to lease the space to the interested party.

The terms applicable to Lessee's acceptance of the space are as follows:


     Effective Date:             4/1/98

     Expiration Date:            2/28/2003

     Rental:                     Months         Rental Rate        Monthly
                                 ------         -----------        -------
                                 1-36           $15.50             $3,410.00
                                 37-60          $16.00             $3,520.00

     Tenant Improvements:        $12.00 per rentable square foot ($31,680.00).

     General: All other terms and conditions of the original lease shall apply


Please indicate below if Tenant intends to execute its right.

Best regards,


Lawson Williams

/s/ Lawson Williams


Agreed and accepted

/s/ Stephen T Gambill
----------------------------

cc: Laurie Adams
    Hal Stahnke



2501 State Street        Dallas, Texas 75201
Telephone 214/855-5004    Facsimile 214/855-9177

Sheridan Management Corp.
1800 Glenarm Place, Suite 1200
Denver, CO 80202
303-297-1800
Fax: 303-296-7353
                                                              The Sheridan Group
--------------------------------------------------------------------------------

      March 16, 1998



      Mr. Stephen T. Gambill
      Chief Financial Officer
      SPR
      2015 Spring Road, 7/th/ Floor
      Oak Brook, IL 60523

      Dear Stephen:

      Enclosed is a copy of the executed First Amendment for your lease at 800
      W. Airport Freeway in Irving, TX. Only one original was sent to me, I kept that and a photocopy is returned for your file.

      Thank you for your great business.

      Sincerely,

      SHERIDAN IRVING, L.P.
      By: Sheridan Management Corp., G.P.

       /s/ Laurie M. Adams

      Laurie M. Adams
      Vice President

      Enc.